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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 ____________



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of earliest event
  reported: May 13, 1994

                           AMERICAN AIRLINES, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                     1-2691                    13-1502798
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       (State of             (Commission File Number)         (IRS Employer
     Incorporation)                                         Identification No.)


          4333 Amon Carter Blvd.  Fort Worth, Texas               76155
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          (Address of principal executive offices)              (Zip Code)


                                  (817) 963-1234
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                          (Registrant's telephone number)


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         Item 7. Exhibits. The documents listed below are filed as Exhibits with reference to the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 33-42998) of American Airlines, Inc. (the "Company"). The Registration Statement and the Prospectus Supplement, dated May 13, 1994, to the Prospectus, dated June 5, 1992, relate to the offering of the Company's Pass Through Certificates, Series 1994-A.


4(a)(5) Form of Trust Supplement to the Pass Through Trust Agreement between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee.(1)

4(b)(7) Form of Amended and Restated Trust Indenture and Security Agreement, relating to the Boeing 767-323ER Aircraft.

4(b)(8) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 757-223 Aircraft.

4(b)(9) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 757-223 Aircraft.

4(b)(10)    Form of Equipment Note relating to the Boeing 767-323ER Aircraft.

4(b)(11)    Form of Equipment Note relating to a Boeing 757-223 Aircraft.

4(b)(12)    Form of Equipment Note relating to a Boeing 757-223 Aircraft.



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(1)  Separate Trust Supplements will be entered into with respect to each
     Series of Pass Through Certificates. Except for differences in designations, dollar amounts, interest rates, percentages, final distribution dates and other similar items, there are no material details in which the Trust Supplement not filed herewith differs from the corresponding Exhibit for the form of such document.





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4(c)(7)    Form of Participation Agreement relating to the Boeing 767-323ER
           Aircraft.

4(c)(8) Form of Amendment to Participation Agreement relating to the Boeing 767-323ER Aircraft.

4(c)(9)    Form of Participation Agreement relating to a Boeing 757-223
           Aircraft.

4(c)(10) Form of Amendment to Participation Agreement relating to a Boeing 757-223 Aircraft.

4(c)(11)   Form of Participation Agreement relating to a Boeing 757-223
           Aircraft.

4(c)(12) Form of Amendment to Participation Agreement relating to a Boeing 757-223 Aircraft.

4(d)(6)    Form of Trust Agreement relating to the Boeing 767-323ER Aircraft.

4(d)(7) Form of First Amendment to Trust Agreement relating to the Boeing 767-323ER Aircraft.

4(d)(8)    Form of Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(9) Form of First Amendment to Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(10)   Form of Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(11) Form of First Amendment to Trust Agreement relating to a Boeing 757-223 Aircraft.

4(e)(7)    Form of Lease Agreement relating to the Boeing 767-323ER Aircracft.

4(e)(8) Form of First Amendment to Lease Agreement relating to the Boeing 767-323ER Aircraft.

4(e)(9)    Form of Lease Agreement relating to a Boeing 757-223 Aircraft.

4(e)(10) Form of First Amendment to the Lease Agreement relating to a Boeing 757-223 Aircraft.

4(e)(11)   Form of Lease Agreement relating to a Boeing 757-223 Aircraft.




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4(e)(12)    Form of First Amendment to the Lease Agreement relating to a Boeing
            757-223 Aircraft.

4(f)(4)     Form of Refunding Agreement relating to the Boeing 767-323ER
            Aircraft.

4(f)(5)     Form of Refunding Agreement relating to a Boeing 757-223 Aircraft.

4(f)(6)     Form of Refunding Agreement relating to a Boeing 757-223 Aircraft.





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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      AMERICAN AIRLINES, INC.



Dated: May 26, 1994                   By /s/  CHARLES D. MARLETT
                                         ________________________________
                                         Charles D. MarLett
                                         Corporate Secretary






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Exhibit     Exhibit Index
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4(a)(5)     Form of Trust Supplement to the Pass Through Trust Agreement
            between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee.(1)

4(b)(7) Form of Amended and Restated Trust Indenture and Security Agreement, relating to the Boeing 767-323ER Aircraft.

4(b)(8) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 757-223 Aircraft.

4(b)(9) Form of Amended and Restated Trust Indenture and Security Agreement relating to a Boeing 757-223 Aircraft.

4(b)(10)    Form of Equipment Note relating to the Boeing 767-323ER Aircraft.

4(b)(11)    Form of Equipment Note relating to a Boeing 757-223 Aircraft.

4(b)(12)    Form of Equipment Note relating to a Boeing 757-223 Aircraft.

4(c)(7)     Form of Participation Agreement relating to the Boeing 767-323ER
            Aircraft.

4(c)(8) Form of Amendment to Participation Agreement relating to the Boeing 767-323ER Aircraft.

4(c)(9)     Form of Participation Agreement relating to a Boeing 757-223
            Aircraft.

4(c)(10) Form of Amendment to Participation Agreement relating to a Boeing 757-223 Aircraft.

4(c)(11)    Form of Participation Agreement relating to a Boeing 757-223
            Aircraft.

4(c)(12) Form of Amendment to Participation Agreement relating to a Boeing 757-223 Aircraft.

4(d)(6)     Form of Trust Agreement relating to the Boeing 767-323ER Aircraft.




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Exhibit     Exhibit Index
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4(d)(7)     Form of First Amendment to Trust Agreement relating to the Boeing
            767-323ER Aircraft.

4(d)(8)     Form of Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(9) Form of First Amendment to Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(10)    Form of Trust Agreement relating to a Boeing 757-223 Aircraft.

4(d)(11) Form of First Amendment to Trust Agreement relating to a Boeing 757-223 Aircraft.

4(e)(7)     Form of Lease Agreement relating to the Boeing 767-323ER Aircracft.

4(e)(8) Form of First Amendment to Lease Agreement relating to the Boeing 767-323ER Aircraft.

4(e)(9)     Form of Lease Agreement relating to a Boeing 757-223 Aircraft.

4(e)(10) Form of First Amendment to the Lease Agreement relating to a Boeing 757-223 Aircraft.

4(e)(11)    Form of Lease Agreement relating to a Boeing 757-223 Aircraft.


4(e)(12) Form of First Amendment to the Lease Agreement relating to a Boeing 757-223 Aircraft.

4(f)(4)     Form of Refunding Agreement relating to the Boeing 767-323ER
            Aircraft.

4(f)(5)     Form of Refunding Agreement relating to a Boeing 757-223 Aircraft.

4(f)(6)     Form of Refunding Agreement relating to a Boeing 757-223 Aircraft.




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